Exhibit 32.2

Certification Pursuant To

18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

      This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of Horizon Offshore, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).

      I, David W. Sharp, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID W. SHARP

David W. Sharp
Executive Vice President and Chief Financial Officer

November 9, 2004